PALMER SQUARE INCOME PLUS FUND
A series of the Investment Managers Series Trust

Supplement dated August 5, 2016
To the Prospectus dated June 1, 2016

Effective August 5, 2016, the Palmer Square Income Plus Fund (the “Fund”) charges a redemption fee of 2.00% (as a percentage of the amount redeemed) on redemptions of Fund shares made within 30 days of purchase. Prior to August 5, 2016, the Fund charged a redemption fee of 2.00% (as a percentage of the amount redeemed) on redemptions of Fund shares made within 180 days of purchase. All references to the redemption fee in the Prospectus are updated accordingly.

Please file this Supplement with your records.